UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  June 21, 2010 (June 18, 2010)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

11757 Katy Freeway
Houston, Texas 77079
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed, INX undertook a review of its multi-element revenue arrangements.  Based on this review, INX announced on June 21, 2010 that, upon the recommendation of management, the Audit Committee of the Board of Directors determined on June 18, 2010 that the previously issued financial statements included in our annual report on Form 10-K/A for the year ended December 31, 2008, our quarterly report on Form 10-Q/A for the fiscal quarter ended March 31, 2009, and our quarterly reports on Form 10-Q for each of the fiscal quarters ended June 30, 2009 and September 30, 2009 should no longer be relied upon as a result of certain errors affecting the timing of recognition of revenues and costs of revenues between these periods.

The errors identified include (1) errors in the identification of and accounting for deliverables under multi-element arrangements, including the treatment of individual product items as separate deliverables under multi-element arrangements, and the Company's application of the residual method of revenue recognition for such multi-element arrangements, (2) errors in the accounting for customer acceptance and retainer provisions of certain contracts, and (3) incorrect identification of contract shipping terms resulting in errors in the timing of recognition of revenues and costs of revenues for certain transactions.

The Company intends to file its restated financial statements for the fiscal year ended December 31, 2008 in conjunction with the filing of its annual report on Form 10-K for the year ended December 31, 2009.  The Company intends to file an amended Form 10-Q/A for each of the quarters ended March 31, 2009, June 30, 2009 and September 31, 2009.  The Company expects to complete the filings as soon as practicable.

In addition to the impact of the restatement on the Company's previously issued financial statements the Company will also evaluate whether the errors were the result of a material weakness in internal control over financial reporting and will include the results of this evaluation in the 2009 Form 10-K and Form 10-Q/A's.

The Company has informed Grant Thornton LLP, the Company's former independent registered public accounting firm of the matters disclosed in this filing.  Additionally, the Company has discussed the matters disclosed in this filing with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm since June 8, 2009.
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On June 21, 2010, the Company issued a Press Release with respect to the matter referenced herein.  A copy of that Press Release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated June 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2010	INX Inc.
By: /s/ Brian Fontana Brian Fontana Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 21, 2010

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